SUPPLEMENT TO THE SPARTAN(registered trademark) CALIFORNIA MUNICIPAL FUNDS' APRIL 19, 1997 PROSPECTUS
   As of August 14, 1997, Spartan California Municipal Income Fund was merged into Fidelity California Municipal Income Fund and shareholders of Spartan California Municipal Income Fund became shareholders of Fidelity California Municipal Income Fund. The merger was voted on and approved at a shareholder meeting on August 4, 1997. Spartan California Municipal Income Fund ceased to exist and is not offered.
The following information replaces similar information found in the "Expenses" section beginning on page 5.
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets. FMR has entered into arrangements on behalf of each fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce fund expenses. Including these reductions, the total operating expenses presented in the table would have been 0.49% for Spartan California Money Market, 0.54% for Spartan California Intermediate and 0.54% for Spartan California Income.
SPARTAN CA MONEY MARKET
Management fee                   0.50
                                 %

12b-1 fee                        None

Other expenses                   0.00
                                 %

Total fund operating expenses    0.50
                                 %

SPARTAN CA MONEY MARKET
      Account    Account
      open       closed

After 1 year     $ 5              $ 10

After 3 years    $ 16             $ 21

After 5 years    $ 28             $ 33

After 10 years   $ 63             $ 68


The following information found in the "Expenses" section beginning on page 5 has been removed.
FMR has voluntarily agreed to reimburse Spartan California Money Market to the extent that total operating expenses exceed 0.35% of its average net assets. If this agreement were not in effect, the management fee, other expenses, and total operating expenses would have been 0.50%, 0.00%, and 0.50%, respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.

SUPPLEMENT TO THE FIDELITY CALIFORNIA MUNICIPAL FUNDS' APRIL 19, 1997
PROSPECTUS
The following information replaces similar information found in "Expenses" on page 6:
CA INCOME
Management fee (after reimbursement)   0.36
                                       %

12b-1 fee                              None

Other expenses (after reimbursement)   0.17
                                       %

Total fund operating expenses          0.53
(after reimbursement)                  %

CA INCOME
After 1 year     $ 5

After 3 years    $ 17

After 5 years    $ 30

After 10 years   $ 66

Effective August 15, 1997, FMR agreed to implement an expense cap for California Income through December 31, 1999. FMR has agreed to reimburse the fund to the extent that total operating expenses exceed 0.53% of its average net assets. After December 31, 1999, the fund's expenses could increase. If this agreement was not in effect, the management fee and total operating expenses would be 0.39% and 0.57%, respectively, for California Income. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
Effective April 1, 1997, FMR voluntarily agreed to implement an expense cap for California Insured. FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.55% of its average net assets. If this agreement was not in effect, the management fee and total operating expenses would have been 0.39%, and 0.60%, respectively, for California Insured. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.